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                                                                    EXHIBIT 32.1


                    Certification of Chief Executive Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

         I, Richard P. Brown, Chief Executive Officer of GB Holdings, Inc., certify that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended September 30, 2004 of the Registrant (the "Report"):

         (1) The Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


 /s/    Richard P. Brown
--------------------------------

Name:   Richard P. Brown

Date:   November 22, 2004
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